EXHIBIT 23.5


                      CONSENT OF RYDER SCOTT COMPANY, L.P.


      As independent petroleum engineers, we hereby consent to the incorporation by reference in the Key Production Company, Inc. Pre-Effective Amendment No. 1 to Form S-4 Registration Statement of our Firm's audit of the proved oil and gas reserve quantities of Key Production Company, Inc. as of January 1, 2000.

                                              Very truly yours,

                                              RYDER SCOTT COMPANY, L.P.

Denver, Colorado
November 13, 2000